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                                                                      EXHIBIT 10

                       FOURTH LOAN MODIFICATION AGREEMENT


         This Fourth Loan Modification Agreement is entered into as of September 30, 1999 by and between HIE, Inc., formerly known as Healthdyne Information Enterprises, Inc., a Georgia corporation ("Borrower") whose address is 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067 and Silicon Valley Bank, a California-chartered bank ("Bank") with a loan production office located at 3343 Peachtree Road, N.E., Suite 312, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement dated August 3, 1998 by and between Borrower and Bank, as amended by that certain Loan Modification Agreement dated November 13, 1998 between Borrower and Bank, that certain Second Loan Modification Agreement dated May 13, 1999 between Borrower and Bank, that certain Third Loan Modification Agreement dated August 2, 1999 between Borrower and Bank, and as may be further amended from time to time (the "Loan Agreement") and Promissory Note in the principal amount of $5,000,000 dated August 3, 1998 (the "Note"). The Loan Agreement and Note provide for, among other things, a line of credit in the original principal amount of Five Million Dollars ($5,000,000). Defined terms used herein without definition shall have the same meaning ascribed thereto in the Loan Agreement and Note.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the obligations is secured by the Collateral as described in the Loan Agreement and is guaranteed by HubLink, Inc. ("Guarantor") a subsidiary of Borrower. The obligations are also secured by all the assets of Guarantor pursuant to a Security Agreement dated August 3, 1998 between Guarantor and Bank, a pledge of the stock of Guarantor pursuant to a Stock Pledge Agreement dated August 3, 1998 between Borrower and Bank, and certain Intellectual Property Security Agreements by and between Borrower and the Bank and by and between Guarantor and the Bank (the "IP Security Agreements"), filed with the U.S. Patent and Trademark Office. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Note shall be referred to as the "Security Documents". Hereinafter, the Loan Agreement, the Security Documents, together with all other documents evidencing or securing the Committed Revolving Line, shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification of Committed Revolving Line.

                  (1) The Committed Revolving Line is hereby renewed until November 30, 1999.



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         B.       Modification to Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement shall be amended by deleting the definition in the Loan Agreement for "Revolving Maturity Date" and replacing it with the following:

                  "Revolving Maturing Date" means November 30, 1999."

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. In connection with this Agreement, Borrower shall pay a fee equal to One Thousand ($1,000.00), which facility fee shall be fully earned and non-refundable (the "Loan Fee").

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

         (a) Borrower has adequate corporate power and authority to execute and deliver this Fourth Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Fourth Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Fourth Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.

         (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

         (c) Upon the execution and delivery of this Fourth Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 7 hereof, no Event of Default shall exist and be continuing.


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7.       CONDITIONS PRECEDENT.

         (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

                  (1) All of the representations and warranties made by Borrower in Section 6 hereof shall be true and correct;

                  (2) Bank shall receive in form and substance satisfactory to Bank, a Certificate of Officer of Borrower and Guarantor, as to the satisfaction of the condition specified in paragraph (1) of this
         Section 7(a);

                  (3)      Borrower's payment of the Loan Fee;

                  (4) Delivery of a Certificate of Good Standing of Borrower issued by the State of Georgia, and Certificates of Authority to transact business issued by the States of Tennessee and Texas;

                  (5) Delivery of a Certificate of Good Standing of Guarantor issued by the State of Ohio, and Certificate of Authority to transact business issued by the State of Georgia;

                  (6)      Amended and Restated Revolving Credit Note; and

                  (7) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate.

Upon satisfaction of each of the conditions precedent set forth in this Section 7, the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

         (b) From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, Bank's obligations to make any Advances to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Advance as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Advance. From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, each request by Borrower for a Advance under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 7(b) have been met.

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8.       NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Loan Agreement or Note.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents and herein, and Borrower hereby ratifies and affirms all such representations and warranties as if fully restated herein. Except as expressly modified pursuant to this Fourth Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modification of the Existing Loan Documents pursuant to this Fourth Loan Modification Agreement in no way shall obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Fourth Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Fourth Loan Modification Agreement. The terms of this paragraph apply not only to this Fourth Loan Modification Agreement, but also to all subsequent loan modification agreements.

10. MISCELLANEOUS. THIS LOAN MODIFICATION AGREEMENT SHALL BE CONSIDERED A "LOAN DOCUMENT" UNDER AND AS DEFINED IN THE LOAN AGREEMENT. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OR ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE BORROWER AND THE BANK ALSO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST THE BORROWER IN CONNECTION WITH THIS AGREEMENT OR SUCH OTHER LOAN DOCUMENT, MAY BE BROUGHT BY THE BANK OR BORROWER IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF THE STATE IN WHICH BANK'S ADDRESS SHOWN IN SECTION 10 OF THE LOAN AGREEMENT IS LOCATED, OR IN ANY OTHER COURT TO THE JURISDICTION OF WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS OR MAY BE SUBJECT. EACH OF THE BORROWER AND THE BANK IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORESAID STATE AND FEDERAL COURTS, AND IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS

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AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO
THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

         This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                                     BANK:

HIE, INC. F/K/A
HEALTHDYNE INFORMATION                        SILICON VALLEY BANK
ENTERPRISES, INC.

By:                                           By:
   -----------------------------------           -------------------------------
Its:                                          Its:
    ----------------------------------           -------------------------------
    [CORPORATE SEAL]

Agreed and consented to as Guarantor:

HUBLINK, INC.

By:
   -----------------------------------
Its:
    ----------------------------------

         [CORPORATE SEAL]


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